Exhibit 10.2

SIXTH AMENDMENT TO CREDIT AGREEMENT AND CREDIT DOCUMENTS

Dated as of September 30, 2003

This SIXTH AMENDMENT TO CREDIT AGREEMENT AND CREDIT DOCUMENTS (this “Agreement” or this “Sixth Amendment”) by and among U.S.  RESTAURANT PROPERTIES OPERATING L.P., a Delaware limited partnership (“USRP Operating” or the “Principal Borrower”), USRP FUNDING 2002-A, L.P., a Texas limited partnership (the “General SPE”), USRP (S&C), LLC, a Texas limited liability company (“S&C”), USRP HOLDING CORP., a Texas corporation (“USRP Holding”; collectively, with the Principal Borrower, the General SPE and S&C, the “Borrower”; provided, that representations and warranties of the Borrower contained herein shall be deemed to be made by each of them), USRP MANAGING, INC., a Delaware corporation and the general partner of USRP Operating, as a Guarantor (the “General Partner”), U.S. RESTAURANT PROPERTIES, INC., a Maryland corporation, as a Guarantor (“USRP REIT”), the Subsidiary Guarantors (as defined in the Credit Agreement referenced below), the Lenders (as defined in the Credit Agreement), BANK OF AMERICA, N.A., as Agent for the Lenders (in such capacity, the “Agent”) is an amendment to the terms set forth in that certain Credit Agreement dated as of May 31, 2002 among the Borrower, the General Partner, the Subsidiary Guarantors, the Agent, the Lenders and Banc of America Securities LLC, as Sole Lead Arranger and Sole Book Manager (in such capacity “BAS”), as amended or modified by the terms of that certain letter agreement dated as of July 1, 2002 and that certain letter agreement dated as of September, 2002, as further amended by that certain First Amendment to Credit Agreement dated as of September, 2002, as further amended by that certain Assignment of Account (Borrower Collateral Accounts), Agreement Relating to Letters of Credit and Second Amendment to Credit Agreement dated as of April 30, 2003, as further amended by that certain Third Amendment to Credit Agreement dated as of May 31, 2003, as further amended by that certain Fourth Amendment to Credit Agreement dated as of June 30, 2003 and as further amended by that certain Fifth Amendment to Credit Agreement and Credit Documents dated as of July 31, 2003 (collectively, as the same may have be further amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”); capitalized terms used herein and not otherwise defined shall have the meanings given to such terms in the Credit Agreement.

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement in accordance with the terms hereof; and

WHEREAS, the Lenders have agreed, based on Borrower’s request, to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged by the parties hereto, the parties hereto agree as follows:

1.             Amendment to Credit Agreement.  Section 3.4(b) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

“(b)         Mandatory Reduction of Revolving Committed Amount.  Notwithstanding anything contained herein to the contrary, the Revolving Committed Amount shall, on October 31, 2003, be automatically and immediately reduced to $20,000,000.00 (and the Revolving Commitments will be reduced accordingly on a pro rata basis).  The Borrower shall, concurrently with such reduction in the Revolving Committed Amount, repay the Loans to the extent required in Section 3.3(b) hereof.”

2.             Reaffirmation of Representations.  The Borrower, General Partner and each of the other Guarantors hereby repeat and reaffirm all representations and warranties (as modified, supplemented or amended herein) made by such party to the Agent and the Lenders in the Credit Agreement and the other Credit Documents to which it is a party on and as of the date hereof (or, if any representation and warranty expressly relates to an earlier date, on and as of such earlier date) with the same force and effect as if such representations and warranties were set forth in this Agreement in full.  Each of the undersigned Credit Parties hereby acknowledges and consents to the terms, conditions and revisions set forth in this Agreement.

3.             Reaffirmation of Guaranty. The General Partner and each of the other Guarantors hereby each reaffirm their continuing guaranty obligations to the Agent and the Lenders under the Credit Agreement and agree that the transactions contemplated by this Agreement shall not in any way affect the validity and enforceability of their respective guaranties or the Credit Agreement or reduce, impair or discharge their obligations thereunder.

4.             Conditions Precedent.  The effectiveness of this Agreement is subject to receipt by the Agent of each of the following, each in form and substance satisfactory to the Agent:

(a)           a counterpart of this Agreement duly executed by each of the parties listed in the preamble hereof;

(b)           payment by Borrower of all outstanding fees and expenses of the Agent, the Issuing Lender, the Collateral Agent, each Lender and the Agent’s, Issuing Lender’s, Collateral Agent’s and Lenders’ counsel (if any) incurred in connection with the preparation of this Agreement and all other fees and expenses relating to the preparation, execution and delivery of this Agreement or otherwise related to the Credit Agreement or the Credit Documents which are due and payable on the date hereof or as of the date of the applicable advance, including, without limitation, payment to the Agent, Issuing Lender, Collateral Agent and the Lenders of attorneys’ fees, consultants’ fees, travel expenses, all fees and expenses associated with prior transactions entered into or contemplated by and between Borrower and the Agent, Collateral Agent, Issuing Lender and/or the Lenders and all other fees and expenses due and then-owing from the Borrower to the such Persons pursuant to the terms hereof and the Credit Documents; and

(c)           such other documents, instruments and agreements as the Agent may reasonably request.

5.             Additional Representations.  Each Borrower, the General Partner and each of the other Guarantors collectively represent and warrant to the Agent and the Lenders that:

(a)           Authorization.  The Borrower, General Partner and each other Guarantor, respectively, has the right and power and has obtained all authorizations necessary to execute and deliver this Agreement and to perform its respective obligations hereunder and under the Credit Agreement and Credit Documents, as amended by this Agreement, in accordance with their respective terms.  This Agreement has been duly executed and delivered by a duly authorized officers of the Borrower, General Partner and each other Guarantor, respectively, and each of this Agreement and the Credit Agreement and Credit Documents, as amended by this Agreement, is a legal, valid and binding obligation of the Borrower, General Partner and each other Guarantor (each as applicable), enforceable against the Borrower, General Partner and each other Guarantor (each as applicable) in accordance with its respective terms, except as the same may be limited by bankruptcy, insolvency, and other similar laws affecting the rights of creditors generally and the availability of equitable remedies for the enforcement of certain obligations contained herein or therein may be limited by equitable principles generally.

(b)           Compliance with Laws, etc.  The execution and delivery by the Borrower, General Partner and the other Guarantors of this Agreement and the performance by the Borrower, General Partner and/or the other Guarantors of this Agreement and the Credit Agreement and Credit Documents, as amended by this Agreement, in accordance with their respective terms, does not and will not, by the passage of time, the giving of notice or otherwise: (i) require any Governmental Approval or violate any Applicable Law (including all Environmental Laws) relating to the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party; (ii) conflict with, result in a breach of or constitute a default under the organizational documents of the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party, or any indenture, agreement/or other instrument to which the Borrower, General Partner, any of the other Guarantors or any other Consolidated Party is a party or by which it or any of its respective properties may be bound; or (iii) result in or require the creation or imposition of any Lien upon or with respect to any property now owned or hereafter acquired by the Borrower, General Partner, any other Guarantor or any other Consolidated Party other than in favor of the Agent for the benefit of the Lenders; and

(c)           No Default.  No Default or Event of Default has occurred and is continuing as of the date hereof nor will exist immediately after giving effect to this Agreement.

6.             Waivers; Delays; Omissions.  No waiver by Lenders of any default shall be deemed to be a waiver of any other subsequent default, nor shall any such waiver by Lenders be deemed to be a continuing waiver.  No delay or omission by Lenders in exercising any right or power hereunder, or under any other writings executed by Assignor or any obligor as security for or in connection with the Credit Party Obligations, shall impair any such right or power or be construed as a waiver thereof or any acquiescence therein, nor shall any single or partial exercise of any such right or power preclude other or further exercise thereof, or the exercise of any other right or power of Lenders hereunder or under such other writings.

7.             Maximum Applicable Interest Rates.  No provision herein or in any promissory note, instrument, or any other document, instrument or agreement evidencing the Credit Party Obligations shall require the payment or permit the collection of interest in excess of the maximum permitted by law. If any excess of interest in such respect is provided for herein or in any such promissory note, instrument, or any other document, instrument or agreement, the provisions of this paragraph shall govern, and no obligor shall be obligated to pay the amount of such interest to the extent that it is in excess of the amount permitted by law. The intention of the parties being to conform strictly to the usury laws now in force, all promissory notes, instruments, and other documents, instruments or agreements evidencing the Credit Party Obligations shall be held subject to reduction to the amount allowed under said usury laws as now or hereafter construed by the courts having jurisdiction.

8.             Default.  The failure of the Borrower or any of the Guarantors to perform any of their respective obligations under this Agreement or the material falsity of any representation or warranty made herein shall, at the option of the Agent and/or Lenders (as determined in accordance with the Credit Agreement) after expiration of any applicable cure period, constitute an Event of Default under the Credit Documents.

9.             GOVERNING LAW.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NORTH CAROLINA APPLICABLE TO CONTRACTS EXECUTED, AND TO BE FULLY PERFORMED, IN SUCH STATE.

10.          Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.   No Credit Party shall transfer or assign any of their respective rights or obligations hereunder without the prior written consent of the Agent.

11.          Certain References.  Each reference to the Credit Agreement in any of the Credit Documents shall be deemed to be a reference to the Credit Agreement as amended by this Agreement.

12.          Expenses.  The Borrower shall reimburse the Collateral Agent, Issuing Lender, Agent and Lenders upon demand for all reasonable costs and expenses (including reasonable attorneys’ fees) incurred by the such Persons in connection with the preparation, negotiation and execution of this Agreement and the other agreements and documents executed and delivered in connection herewith.

13.          Release.  Each Credit Party hereby represents and warrants that it has no claims, counterclaims, offsets, or defenses to any of the Credit Documents, or to the performance of their respective obligations thereunder and, in consideration of the Lenders’ and Agent’s willingness to grant the amendment referenced herein, hereby releases the Issuing Lender, Agent, the Collateral Agent, the Lenders, BAS, and each of their respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

14.          Effect.  Except as expressly herein amended, the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect.  The amendments contained herein shall be deemed to have prospective application only, unless otherwise specifically stated herein.

15.          No Novation. The parties hereto intend this Agreement to evidence the amendments to the terms of the existing indebtedness of the Borrower and Guarantors to the Lenders as specifically set forth herein and do not intend for such amendments to constitute a novation in any manner whatsoever.

16.          Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and shall be binding upon all parties, their successors and assigns.

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date hereof.

PRINCIPAL BORROWER:	U.S. RESTAURANT PROPERTIES OPERATING, L.P.

By: USRP MANAGING, INC.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

GENERAL SPE:
USRP FUNDING 2002-A, L.P.

By: USRP (SFGP) 2, LLC

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

S&C:
USRP (S&C), LLC

By: USRP Holding Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP HOLDING CORP.:
USRP HOLDING CORP.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

GENERAL PARTNER:
USRP MANAGING, INC.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP REIT:
U.S. RESTAURANT PROPERTIES, INC.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

SUBSIDIARY GUARANTORS:

ARKANSAS RESTAURANTS #10, L.P.,
a Texas limited partnership

By: North American Restaurant Management, Inc.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

RESTAURANT PROPERTY PARTNERS, L.P.,
a Texas limited partnership

By: Restaurant Funding, Inc

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

SOUTHEAST FAST-FOOD PARTNERS, L.P.,
a Texas limited partnership

By: Bulldog Management, Inc.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (66), LTD.,
a Texas limited partnership

By: USRP GP1, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (FAIN 10), L.P.,
a Texas limited partnership

By: USRP GP5, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (KATY), L.P.,
a Texas limited partnership

By: USRP GP8, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (LAVID), L.P.,
a Texas limited partnership

By: USRP GP, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (PAC), L.P.,
a Texas limited partnership

By: USRP (Cap), Inc.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (QUEST), L.P.,
a Texas limited partnership

By: USRP GP4, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (SAN ANTONIO), LTD.,
a Texas limited partnership

By: USRP GP, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (T&C), L.P.,
a Texas limited partnership

By: USRP GP3, LLC

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

BULLDOG MANAGEMENT, INC.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

NORTH AMERICAN RESTAURANT MANAGEMENT, INC.,

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

RESTAURANT FUNDING, INC.

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

PINNACLE RESTAURANT GROUP, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (ACQUISITION), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (BC), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (BILL), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (BOB), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CAL), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CAP), INC.
a Texas corporation

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CARROLL), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CENTRAL AVENUE), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CHRIS), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (DEEDEE), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (DON), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (FINANCE), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (FRED), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (GANT1), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (GANT2), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (GOLD), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP1, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP3, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP4, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP5, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP GP8, LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (ILLINOIS), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (JENNIFER), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (JONES), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (JV2), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (MANAGER), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (MIDON), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (MINNESOTA), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (MISSOURI), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (MOLLY), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (PALMA), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (PAT), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (POPEYE’S), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (RIBBIT), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (SARAH), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (ST. LOUIS), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (STEVE), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (SUSI), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (SYBRA), LLC,
a Texas limited liability company

By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (VALERIE), LLC,
a Texas limited liability company

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

FUEL SUPPLY, INC.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

PINNACLE RESTAURANT GROUP II, LLC

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (CAROLINA), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (LINCOLN), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (NORMAN), LTD.

By:	Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP (WEST VIRGINIA) PARTNERS, L.P.

By:	USRP Renovation Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

U.S. RESTAURANT PROPERTIES DEVELOPMENT, L.P.

By: Restaurant Contractor Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

RESTAURANT RENOVATION PARTNERS, L.P.

By: Restaurant Acquisition Corp.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

RESTAURANT ACQUISITION CORP.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

RESTAURANT CONTRACTOR CORP.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

USRP RENOVATION CORP.

	By:	/s/ Stacy M. Riffe
Name: Stacy M. Riffe
Title: Chief Financial Officer

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AGENT/ISSUING LENDER/LENDER/COLLATERAL AGENT:

BANK OF AMERICA, N.A., in its capacity as Agent, Issuing Lender, sole Lender and Collateral Agent

By:
Name:
Title: